POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Carol J. Highsmith, Bo J. Howell and John C. Swhear, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2016.

/s/ Daniel J. Condon
Daniel J. Condon

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On February 15, 2016, before me appeared Daniel J. Condon, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Donald S. Mendelsohn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Carol J. Highsmith, Bo J. Howell and John C. Swhear, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2016.

/s/ David R. Carson
David R. Carson

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On February 15, 2016, before me appeared David R. Carson, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Donald S. Mendelsohn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Carol J. Highsmith, Bo J. Howell and John C. Swhear, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2016.

/s/ Gary E. Hippenstiel
Gary E. Hippenstiel

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On February 15, 2016, before me appeared Gary E. Hippenstiel, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Donald S. Mendelsohn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Carol J. Highsmith, Bo J. Howell and John C. Swhear, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2016.

/s/ Kenneth G.Y. Grant
Kenneth G.Y. Grant

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On February 15, 2016, before me appeared Kenneth G.Y. Grant, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Donald S. Mendelsohn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Carol J. Highsmith, Bo J. Howell and John C. Swhear, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of February, 2016.

/s/ Nancy V. Kelly
Nancy V. Kelly

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On February 15, 2016, before me appeared Nancy V. Kelly, known to me personally, and stated that she executed the foregoing instrument for the purposes therein contained, by signing her name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Donald S. Mendelsohn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Carol J. Highsmith, Bo J. Howell and John C. Swhear, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2016.

/s/ Ronald C. Tritschler
Ronald C. Tritschler

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On February 15, 2016, before me appeared Ronald C. Tritschler, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Donald S. Mendelsohn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Carol J. Highsmith, Bo J. Howell and John C. Swhear, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2016.

/s/ Stephen A. Little
Stephen A. Little

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On February 15, 2016, before me appeared Stephen A. Little, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Donald S. Mendelsohn

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, UNIFIED SERIES TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the “Trust”), periodically will file post-effective amendments to its Registration Statement on Form N-1A in regard of its various series with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is an officer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Carol J. Highsmith, Bo J. Howell and John C. Swhear, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any amendment(s) to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 15th day of February, 2016.

/s/ Zachary Richmond
Zachary Richmond

STATE OF OHIO	)
)
COUNTY OF HAMILTON	)

On February 15, 2016, before me appeared Zachary Richmond, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

(NOTARIAL SEAL)	/s/ Donald S. Mendelsohn